MERRILL LYNCH
                                                                   NEW JERSEY
                                                                   MUNICIPAL
                                                                   BOND FUND

                               [GRAPHIC OMITTED]

                                                          STRATEGIC
                                                                   Performance

                                                                   Annual Report
                                                                   July 31, 1999

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1999

TO OUR SHAREHOLDERS

The Municipal Market Environment

During the six months ended July 31, 1999, long-term bond yields rose significantly. Steady US economic growth combined with improvement in foreign economies, most notably Japan and Brazil, as well as an inflation scare in early May put upward pressure on bond yields throughout the period. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June. US Treasury bond yields reacted by climbing above 6.15% by late June before improving somewhat to 6.10% by July 31, 1999. During the six-month period ended July 31, 1999, yields on long-term US Treasury bonds increased approximately 100 basis points (1.00%).

Long-term tax-exempt bond yields also rose during the last six months. Until early May, the municipal bond market had been able to withstand much of the upward pressure on bond yields. However, investor concerns regarding ongoing US economic strength and the fear of additional moves by the Federal Reserve Board eventually pushed municipal bond yields higher throughout June and July. The yields on long-term tax-exempt revenue bonds rose almost 50 basis points to 5.65%, as measured by the Bond Buyer Revenue Bond Index.

The ability of the tax-exempt bond market to withstand much of the recent upward pressure on long-term fixed-income bond yields has been a reflection of the continued strong technical position the municipal bond market has enjoyed in recent quarters. During the last six months, more than $120 billion in long-term municipal bonds was underwritten, a decrease of more than 20% compared to the same period a year ago. During the past three months, more than $60 billion in municipal bonds was underwritten. This quarterly issuance represents a decline of nearly 25% compared to the same three-month period in 1998.

Recently, the municipal supply position deteriorated even further. Total issuance in July 1999 of $16.5 billion was more than 30% lower than July 1998 levels. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated significant retail investor interest, easily absorbing the recent diminished supply. This very favorable supply/demand position allowed the tax-exempt bond market to outperform its taxable counterpart in recent months.

However, the recent relative outperformance of the municipal bond market has somewhat reduced the very attractive tax-exempt bond yield ratios that were available at the end of 1998. In December 1998, long-term, uninsured municipal bond yields were higher than those of their taxable counterparts. Historically, long-term tax-exempt bond yields have been approximately 82% - 85% of long-term US Treasury bond yields. Municipal bond yields rose at a lower rate in recent months than US Treasury bond yields, causing the yield ratio to decline. At July 31, 1999, long-term municipal bond yields were approximately 92% of their taxable counterparts. Current ratios, while lower than those available at the end of 1998, still represent historically attractive levels. We expect the municipal bond market to maintain its strong technical position for the remainder of 1999. Consequently, there appears to be little reason for the tax-exempt bond market to underperform the taxable US Treasury bond market. This suggests that the present bond yield ratio is likely to be stable in the coming months and a return to a ratio in excess of 100% of taxable Treasury securities is improbable.

Looking ahead, it appears to us that long-term municipal bond yields will trade in a relatively tight range near current levels. Strong US economic performance is being balanced by nearly negligible inflation data, as well as improvements in productivity in both manufacturing and service industries. We believe that future moves by the Federal Reserve Board have largely been discounted by bond markets and are to a great extent reflected in present bond yields.

Any improvement in bond prices is likely to be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year is likely to negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced because of higher mortgage rates.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1999

We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Fiscal Year in Review

At the start of the fiscal year ended July 31, 1999, the US economy was strong and inflation was low. We opted to maintain a fully invested position going into the second half of the year and sought to maintain a high level of tax-exempt income. We believed that in the absence of any material inflationary pressures and given the enhanced productivity of US companies, any increases in US economic strength would not result in significant increases in interest rates.

However, the Federal Reserve Board raised interest rates in May. Modest improvements in foreign economies also played a factor in the Federal Reserve Board's decision to raise short-term interest rates, which pushed long-term interest rates higher as well. We remained fully invested, believing that the recent spike in bond yields would be temporary. Unfortunately, concerns lingered that the Federal Reserve Board would continue to tighten monetary policy, which occurred after the close of the period at the end of August. These concerns pushed long-term bond yields higher and faster than we expected, negatively affecting Fund performance for the latter half of the fiscal year. For the 12 months ended July 31, 1999, the Fund achieved slightly below-average total returns, as compared to similar New Jersey tax-exempt bond funds as measured by Lipper Analytical Services.

Fortunately, while structuring for a benign interest rate environment the Fund was heavily weighted with bonds that would enhance the Fund's tax-exempt income. This strategy resulted in yields that were above the average of similar New Jersey tax-exempt bond funds.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch New Jersey Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and Portfolio Manager

September 13, 1999

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1999

PERFORMANCE DATA

About Fund Performance


      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                                     Standardized
                                                       12 Month        3 Month     Since Inception   30-Day Yield
                                                     Total Return   Total Return    Total Return     As of 7/31/99
==================================================================================================================
ML New Jersey Municipal Bond Fund Class A Shares        +1.50%          -2.60%        +79.24%           4.45%
------------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class B Shares        +0.99           -2.72         +71.33            4.13
------------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class C Shares        +0.89           -2.74         +30.24            4.03
------------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class D Shares        +1.31           -2.71         +33.45            4.36
==================================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception dates are from 8/31/90 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1999

PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment

ML New Jersey Municipal Bond Fund's Class A and Class B Shares--Total Return Based on a $10,000 Investment

[A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:]

                                    8/31/90**         7/99
ML New Jersey
Municipal Bond Fund+ --
Class A Shares*                     $9,600            $17,208
ML New Jersey
Municipal Bond Fund+ --
Class B Shares*                     $10,000           $17,133
Lehman Brothers Municipal
Bond Index++                        $10,000           $19,237

ML New Jersey Municipal Bond Fund's Class C and Class D Shares--Total Return Based on a $10,000 Investment

[A line graph depicting the growth of an investment in the Portfolio's Class C and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:]

                                    10/21/94**              7/99
ML New Jersey
Municipal Bond Fund+ --
Class C Shares*                     $10,000                 $13,024
ML New Jersey
Municipal Bond Fund+ --
Class D Shares*                     $9,600                  $12,811
Lehman Brothers Municipal
Bond Index++                        $10,000                 $14,235

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML New Jersey Municipal Bond Fund invests primarily in long-term, investment-grade obligations issued by or on behalf of the state of New Jersey, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94. Past performance is not predictive of future performance.

Average Annual Total Return

                                            % Return Without     % Return With
                                              Sales Charge        Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 6/30/99                                 +1.47%              -2.59%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                           +6.04               +5.18
--------------------------------------------------------------------------------
Inception (8/31/90)
through 6/30/99                                    +6.80               +6.31
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                              % Return               % Return
                                            Without CDSC             With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 6/30/99                                +0.96%                -2.83%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                          +5.52                 +5.52
--------------------------------------------------------------------------------
Inception (8/31/90)
through 6/30/99                                   +6.27                 +6.27
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                % Return             % Return
                                              Without CDSC           With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 6/30/99                                  +0.86%              -0.08%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/99                                     +5.76               +5.76
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                           % Return Without      % Return With
                                             Sales Charge         Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 6/30/99                              +1.28%                -2.77%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/99                                 +6.30                 +5.38
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P       Moody's     Face                                                                                                   Value
Ratings   Ratings    Amount                                               Issue                                            (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
 New Jersey -- 92.0%
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa       $ 6,000    Cape May County, New Jersey, Industrial Pollution Control Financing Authority Revenue
                               Bonds (Atlantic City Electric Company Project), AMT, Series A, 7.20% due 11/01/2029 (e)      $ 6,701
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,500    Cape May County, New Jersey, Industrial Pollution Control Financing Authority,
                               Revenue Refunding Bonds (Atlantic City Electric Company Project), Series A,
                               6.80% due 3/01/2021 (e)(i)                                                                     5,349
------------------------------------------------------------------------------------------------------------------------------------
                               East Orange, New Jersey, Board of Education, COP (d)**:
AAA       Aaa         1,845      5.206% due 2/01/2020                                                                           601
AAA       Aaa         2,500      5.34% due 8/01/2020                                                                            792
AAA       Aaa         2,845      5.216% due 8/01/2021                                                                           848
AAA       Aaa         1,400      5.235% due 8/01/2023                                                                           373
AAA       Aaa         2,850      5.38% due 2/01/2028                                                                            586
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa           645    Edison Township, New Jersey, Board of Education, COP, 4.75% due 12/15/2018 (d)                   594
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,685    Essex County, New Jersey, Improvement Authority, Revenue Bonds (Riverbank Park Project),
                               4.625% due 9/01/2018 (e)                                                                       1,536
------------------------------------------------------------------------------------------------------------------------------------
                               Essex County, New Jersey, Improvement Authority, Revenue Refunding Bonds, Senior Citizen
                               Housing (Jewish Federation Project) (c):
AAA       NR*           625      5.05% due 6/01/2019                                                                            612
AAA       NR*         1,225      5.10% due 6/01/2029                                                                          1,194
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         2,500    Essex County, New Jersey, Utilities Authority, Solid Waste Revenue Refunding Bonds, Series A,
                               4.875% due 4/01/2018 (d)                                                                       2,347
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,250    Landis, New Jersey, Sewer Authority, Sewer Revenue Refunding Bonds, CARS,
                               7.67% due 9/19/2019 (b)(g)                                                                     3,518
------------------------------------------------------------------------------------------------------------------------------------
AA+       Aaa         1,000    Middlesex County, New Jersey, Improvement Authority, Revenue Refunding Bonds
                               (Educational Services Commission Projects), 4.875% due 9/15/2019                                 937
------------------------------------------------------------------------------------------------------------------------------------
AAA       NR*         1,000    Monmouth County, New Jersey, Improvement Authority Revenue Bonds (Howell Township
                               Board of Education Project), 5.80% due 7/15/2017 (a)                                           1,044
------------------------------------------------------------------------------------------------------------------------------------
A+        NR*         2,000    New Jersey EDA, Economic Development Revenue Refunding Bonds (Heath Village -- 1996
                               Project), 6% due 5/01/2016                                                                     2,093
------------------------------------------------------------------------------------------------------------------------------------
A1+       VMIG1+      1,500    New Jersey EDA, Natural Gas Facilities Revenue Bonds (NUI Corporation Project),
                               VRDN, AMT, Series A, 3.30% due 6/01/2026 (a)(h)                                                1,500
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,700    New Jersey EDA, Revenue Bonds (Educational Testing Service), Series B,
                               6.25% due 5/15/2005 (e)(f)                                                                     1,881
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch New Jersey Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT  Alternative Minimum Tax (subject to)
CARS Complementary Auction Rate Securities
COP  Certificates of Participation
EDA  Economic Development Authority
GO   General Obligation Bonds
RITR Residual Interest Trust Receipts
VRDN Variable Rate Demand Notes

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P       Moody's     Face                                                                                                   Value
Ratings   Ratings    Amount                                               Issue                                            (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
 New Jersey (continued)
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa       $ 2,500    New Jersey EDA, Revenue Refunding Bonds (RWJ Health Care Corporation),
                               6.50% due 7/01/2024 (d)                                                                     $  2,715
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,500    New Jersey EDA, Water Facilities Revenue Bonds (American Water Company Inc.),
                               AMT, Series A, 5.25% due 7/01/2038 (b)                                                         5,271
------------------------------------------------------------------------------------------------------------------------------------
                               New Jersey Environmental Infrastructure Trust Revenue Bonds:
AAA       Aaa         3,425      Series A, 4.50% due 9/01/2018                                                                3,053
AAA       Aaa           940      (Wastewater Treatment Project), 5% due 9/01/2014                                               922
------------------------------------------------------------------------------------------------------------------------------------
                               New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds:
NR*       Aaa         1,000      (Bayonne Hospital Obligation Group), 4.75% due 7/01/2027 (d)                                   895
AAA       Aaa        10,650      (Centrastate Medical Center Obligation Group), 4.50% due 7/01/2028 (a)                       8,995
BBB       Baa2        4,980      (Englewood Hospital and Medical Center), 6.75% due 7/01/2024                                 5,338
AAA       Aaa         9,570      (Meridan Health System Obligation Group), 5.375% due 7/01/2024 (d)                           9,421
AAA       Aaa         4,875      (Meridan Health System Obligation Group), 5.25% due 7/01/2029 (d)                            4,704
AAA       Aaa         6,500      (Saint Barnabas Health), Series B, 5.25% due 7/01/2014 (e)                                   6,493
BBB       Baa2        4,000      (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2027                                4,006
AAA       Aaa         1,600      (Virtua Health Issue), 4.50% due 7/01/2028 (d)                                               1,355
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,000    New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Revenue
                               Refunding Bonds, 5.125% due 9/01/2012 (e)                                                      3,003
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,875    New Jersey State Educational Facilities Authority Revenue Bonds (William Paterson
                               University), Series D, 5.125% due 7/01/2019 (a)                                                2,827
------------------------------------------------------------------------------------------------------------------------------------
                               New Jersey State Educational Facilities Authority, Revenue Refunding Bonds:
AA+       Aaa           230      (Institute of Advanced Study), Series F, 5% due 7/01/2021                                      220
AAA       Aaa         1,000      (Seton Hall University Project), 5% due 7/01/2018 (a)                                          970
------------------------------------------------------------------------------------------------------------------------------------
AA+       Aa1         5,620    New Jersey State, GO, 4.50% due 2/01/2016                                                      5,101
------------------------------------------------------------------------------------------------------------------------------------
AAA       NR*         1,890    New Jersey State Higher Education Assistance Authority, Student Loan Revenue Bonds, AMT,
                               Series A, 5% due 6/01/2011 (e)                                                                 1,855
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,495    New Jersey State Housing and Mortgage Finance Agency Revenue Bonds, Home Buyer, AMT,
                               Series M, 7% due 10/01/2026 (e)                                                                3,764
------------------------------------------------------------------------------------------------------------------------------------
                               New Jersey State Transportation Trust Fund Authority Revenue Bonds,
                               Transportation System, Series A:
AA-       Aa2         3,800      5% due 6/15/2017                                                                             3,673
AA-       Aa2         3,000      5.75% due 6/15/2018                                                                          3,149
AAA       Aaa         2,500      4.50% due 6/15/2019 (d)                                                                      2,219
AA-       Aa2         3,000      5.75% due 6/15/2020                                                                          3,140
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa        14,700    New Jersey State Transportation Trust Fund Authority, Revenue Refunding Bonds, RITR,
                               Series RI, 8.095% due 6/15/2014 (e)(g)                                                        15,943
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,215    South Brunswick Township, New Jersey, Board of Education, GO, 6.40% due 8/01/2005 (b)(f)       1,339
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,190    South Jersey Port Corporation, New Jersey, Revenue Refunding Bonds (Marine Terminal),
                               Series J, 5% due 1/01/2020 (e)                                                                 2,095
------------------------------------------------------------------------------------------------------------------------------------
BBB       NR*         1,040    South Jersey Transportation Authority, New Jersey, Lease Revenue Bonds (Raytheon Aircraft
                               Service, Inc. Project), AMT, 6.15% due 1/01/2022                                               1,061
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,705    South Jersey Transportation Authority, New Jersey, Transportation System Revenue Refunding
                               Bonds, 5% due 11/01/2018 (a)                                                                   3,580
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P       Moody's     Face                                                                                                   Value
Ratings   Ratings    Amount                                               Issue                                            (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
 New Jersey (concluded)
------------------------------------------------------------------------------------------------------------------------------------
                               Stafford Township, New Jersey, GO, Refunding (b):
NR*       Aaa       $ 1,010      4.80% due 2/01/2021                                                                         $  934
NR*       Aaa         1,070      4.80% due 2/01/2023                                                                            985
NR*       Aaa         1,097      4.80% due 2/01/2024                                                                          1,007
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,540    Toms River, New Jersey, School District, GO, Refunding (Regional Schools),
                               5% due 7/15/2022 (b)                                                                           2,426
------------------------------------------------------------------------------------------------------------------------------------
AAA       NR*         2,185    Union County, New Jersey, Improvement Authority Revenue Bonds (Plainfield Board of
                               Education Project), 5.85% due 8/01/2007 (b)(f)                                                 2,375
------------------------------------------------------------------------------------------------------------------------------------
                               Union County, New Jersey, Utilities Authority, Revenue Refunding Bonds:
AA+       Aaa           500      (County Deficiency), Series C-2, 5% due 6/15/2028                                              472
AAA       Aaa         1,000      (Ogden Martin System of Union), Senior Lease, AMT, Series A, 5% due 6/01/2015 (a)              959
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,140    Wall Township, New Jersey, School District, GO, 4.50% due 7/15/2017 (d)                        1,923
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 New York -- 8.9%
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,300    Port Authority of New York and New Jersey, Consolidated Revenue Bonds, 116th Series,
                               4.25% due 10/01/2026 (b)                                                                       1,880
------------------------------------------------------------------------------------------------------------------------------------
                               Port Authority of New York and New Jersey, Consolidated Revenue Refunding Bonds:
AA-       A1          3,250      72nd Series, 7.35% due 10/01/2027                                                            3,582
AAA       Aaa         3,300      AMT, 96th Series, 6.60% due 10/01/2023 (b)                                                   3,574
------------------------------------------------------------------------------------------------------------------------------------
                               Port Authority of New York and New Jersey, Special Obligation Revenue Refunding Bonds
                               (Versatile Structure Obligation), VRDN (h):
NR*       VMIG1+      4,150      AMT, Series 6, 3.30% due 12/01/2017                                                          4,150
A1+       VMIG1+      1,350      Series 2, 3.20% due 5/01/2019                                                                1,350
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 Pennsylvania -- 1.5%
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,500    Delaware River Port Authority of Pennsylvania and New Jersey Revenue Bonds (Port District
                               Project), Series B, 5% due 1/01/2026 (e)2,374
------------------------------------------------------------------------------------------------------------------------------------

Total Investments (Cost -- $167,563) -- 102.4%                                                                               167,604

Variation Margin on Financial Futures Contracts*** -- 0.0%                                                                       48

Liabilities in Excess of Other Assets -- (2.4%)                                                                              (3,897)
                                                                                                                           --------
Net Assets -- 100.0%                                                                                                       $163,755
                                                                                                                           ========
------------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FHA Insured.
(d)   FSA Insured.
(e)   MBIA Insured.
(f)   Prerefunded.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1999.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1999.
(i) All or a portion of security held as collateral in connection with open financial futures contracts.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
***   Financial futures contracts sold as of July 31, 1999 were as follows:
      --------------------------------------------------------------------------
                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Number of                           Expiration                  Value
      Contracts        Issue                 Date                (Notes 1a & 1b)
      --------------------------------------------------------------------------
        140      US Treasury Bonds      September 1999              $16,095
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price -- $16,358)                             $16,095
                                                                    =======
      --------------------------------------------------------------------------
      +     Highest short-term rating by Moody's Investors Service, Inc.
      Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1999

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1999

Assets:            Investments, at value (identified cost -- $167,563,150)
                   (Note 1a) ...................................................                  $167,603,663
                   Cash ........................................................                       205,468
                   Receivables:
                     Interest ..................................................   $  1,845,126
                     Beneficial interest sold ..................................        854,954
                     Variation margin (Note 1b) ................................         48,125      2,748,205
                                                                                   ------------
                   Prepaid registration fees and other assets (Note 1e) ........                        12,325
                                                                                                  ------------
                   Total assets ................................................                   170,569,661
                                                                                                  ------------
--------------------------------------------------------------------------------------------------------------
Liabilities:       Payables:
                     Securities purchased ......................................      6,263,932
                     Beneficial interest redeemed ..............................        143,099
                     Dividends to shareholders (Note 1f) .......................        116,172
                     Investment adviser (Note 2) ...............................         79,381
                     Distributor (Note 2) ......................................         56,417      6,659,001
                                                                                   ------------
                   Accrued expenses and other liabilities ......................                       155,894
                                                                                                  ------------
                   Total liabilities ...........................................                     6,814,895
                                                                                                  ------------
--------------------------------------------------------------------------------------------------------------
Net Assets:        Net assets ..................................................                  $163,754,766
                                                                                                  ============
--------------------------------------------------------------------------------------------------------------
Net Assets         Class A Shares of beneficial interest, $.10 par value,
Consist of:        unlimited number of shares authorized .......................                  $    287,588
                   Class B Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized .......................                     1,074,349
                   Class C Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized .......................                        90,467
                   Class D Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized .......................                        92,616
                   Paid-in capital in excess of par ............................                   161,256,207
                   Undistributed realized capital gains on investments -- net ..                       650,526
                   Unrealized appreciation on investments -- net ...............                       303,013
                                                                                                  ------------
                   Net assets ..................................................                  $163,754,766
                                                                                                  ============
--------------------------------------------------------------------------------------------------------------
Net Asset Value:   Class A -- Based on net assets of $30,479,825 and 2,875,879
                   shares of beneficial interest outstanding ...................                  $      10.60
                                                                                                  ============
                   Class B -- Based on net assets of $113,869,145 and 10,743,491
                   shares of beneficial interest outstanding ...................                  $      10.60
                                                                                                  ============
                   Class C -- Based on net assets of $9,585,338 and 904,668
                   shares of beneficial interest outstanding ...................                  $      10.60
                                                                                                  ============
                   Class D -- Based on net assets of $9,820,458 and 926,159
                   shares of beneficial interest outstanding ...................                  $      10.60
                                                                                                  ============
--------------------------------------------------------------------------------------------------------------

                   See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1999

Statement of Operations

                                                                                               For the Year Ended
                                                                                                    July 31, 1999
-----------------------------------------------------------------------------------------------------------------
Investment Income     Interest and amortization of premium and discount earned ....                  $  9,547,101
(Note 1d):
-----------------------------------------------------------------------------------------------------------------
Expenses:             Investment advisory fees (Note 2) ...........................   $    960,931
                      Account maintenance and distribution fees -- Class B (Note 2)        621,078
                      Professional fees ...........................................         92,534
                      Accounting services (Note 2) ................................         89,985
                      Printing and shareholder reports ............................         75,238
                      Account maintenance and distribution fees -- Class C (Note 2)         54,828
                      Transfer agent fees -- Class B (Note 2) .....................         49,792
                      Custodian fees ..............................................         13,013
                      Trustees' fees and expenses .................................         10,186
                      Transfer agent fees -- Class A (Note 2) .....................         10,101
                      Pricing fees ................................................          9,547
                      Account maintenance fees -- Class D (Note 2) ................          9,480
                      Registration fees (Note 1e) .................................          4,114
                      Transfer agent fees -- Class C (Note 2) .....................          3,585
                      Transfer agent fees -- Class D (Note 2) .....................          3,026
                      Other .......................................................          3,337
                                                                                      ------------
                      Total expenses ..............................................                     2,010,775
                                                                                                     ------------
                      Investment income -- net ....................................                     7,536,326
                                                                                                     ------------
-----------------------------------------------------------------------------------------------------------------
Realized & Unreal-    Realized gain on investments -- net .........................                     5,241,434
ized Gain (Loss) on   Change in unrealized appreciation on investments -- net .....                   (10,792,746)
Investments -- Net                                                                                   ------------
(Notes 1b, 1d & 3):   Net Increase in Net Assets Resulting from Operations ........                  $  1,985,014
                                                                                                     ============
-----------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1999

Statements of Changes in Net Assets

                                                                                      For the Year Ended
                                                                                           July 31,
                                                                                ------------------------------

Increase (Decrease) in Net Assets:                                                  1999             1998
--------------------------------------------------------------------------------------------------------------
Operations:           Investment income -- net ..............................   $   7,536,326    $   8,653,479
                      Realized gain on investments -- net ...................       5,241,434        2,594,585
                      Change in unrealized appreciation on investments -- net     (10,792,746)      (2,231,431)
                                                                                -------------    -------------
                      Net increase in net assets resulting from operations ..       1,985,014        9,016,633
                                                                                -------------    -------------
--------------------------------------------------------------------------------------------------------------
Dividends &           Investment income -- net:
Distributions to        Class A .............................................      (1,502,506)      (2,003,879)
Shareholders            Class B .............................................      (5,223,571)      (6,087,084)
(Note 1f):              Class C .............................................        (374,099)        (268,273)
                        Class D .............................................        (436,150)        (294,243)
                      Realized gain on investments -- net:
                        Class A .............................................        (624,592)              --
                        Class B .............................................      (2,460,892)              --
                        Class C .............................................        (172,401)              --
                        Class D .............................................        (198,232)              --
                      In excess of realized gain on investments -- net:
                        Class A .............................................              --          (37,255)
                        Class B .............................................              --         (122,063)
                        Class C .............................................              --           (4,660)
                        Class D .............................................              --           (4,509)
                                                                                -------------    -------------

                      Net decrease in net assets resulting from dividends and
                      distributions to shareholders .........................     (10,992,443)      (8,821,966)
                                                                                -------------    -------------
--------------------------------------------------------------------------------------------------------------
Beneficial Interest   Net decrease in net assets derived from beneficial ....      (1,135,156)     (12,838,456)
Transactions          interest transactions .................................   -------------    -------------
(Note 4):
--------------------------------------------------------------------------------------------------------------
Net Assets:           Total decrease in net assets ..........................     (10,142,585)     (12,643,789)
                      Beginning of year .....................................     173,897,351      186,541,140
                                                                                -------------    -------------
                      End of year ...........................................   $ 163,754,766    $ 173,897,351
                                                                                =============    =============
--------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1999

Financial Highlights

The following per share data and ratios have been derived                                  Class A
from information provided in the financial statements.        -----------------------------------------------------------------
                                                                                 For the Year Ended July 31,
                                                              -----------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                         1999          1998          1997          1996          1995
-------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ...   $   11.16     $   11.15     $   10.69     $   10.71     $   10.63
Operating                                                     ---------     ---------     ---------     ---------     ---------
Performance:         Investment income -- net .............         .52           .58           .57           .58           .58
                     Realized and unrealized gain (loss) on
                     investments -- net ...................        (.34)          .02           .46          (.02)          .08
                                                              ---------     ---------     ---------     ---------     ---------
                     Total from investment operations .....         .18           .60          1.03           .56           .66
                                                              ---------     ---------     ---------     ---------     ---------
                     Less dividends and distributions:
                       Investment income -- net ...........        (.52)         (.58)         (.57)         (.58)         (.58)
                       Realized gain on investments -- net         (.22)           --            --            --            --
                       In excess of realized gain on
                       investments -- net .................          --          (.01)           --            --            --
                                                              ---------     ---------     ---------     ---------     ---------
                     Total dividends and distributions ....        (.74)         (.59)         (.57)         (.58)         (.58)
                                                              ---------     ---------     ---------     ---------     ---------
                     Net asset value, end of year .........   $   10.60     $   11.16     $   11.15     $   10.69     $   10.71
                                                              =========     =========     =========     =========     =========
-------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ...        1.50%         5.51%         9.95%         5.32%         6.51%
Return:*                                                      =========     =========     =========     =========     =========
-------------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses .............................         .75%          .69%          .70%          .71%          .74%
Average                                                       =========     =========     =========     =========     =========
Net Assets:          Investment income -- net .............        4.71%         5.17%         5.29%         5.36%         5.57%
                                                              =========     =========     =========     =========     =========
-------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands)   $  30,480     $  32,571     $  39,343     $  38,173     $  39,482
Data:                                                         =========     =========     =========     =========     =========
                     Portfolio turnover ...................      120.46%        57.00%        54.02%        60.21%        57.17%
                                                              =========     =========     =========     =========     =========
-------------------------------------------------------------------------------------------------------------------------------

                  * Total investment returns exclude the effects of sales charges.

                        See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1999

Financial Highlights (continued)

The following per share data and ratios have been derived                             Class B
from information provided in the financial statements.      ------------------------------------------------------------
                                                                            For the Year Ended July 31,
                                                            ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                       1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year ...   $  11.16     $  11.15     $  10.69     $  10.71     $  10.63
Operating                                                   --------     --------     --------     --------     --------
Performance:       Investment income -- net .............        .46          .52          .52          .52          .53
                   Realized and unrealized gain (loss) on
                   investments -- net ...................       (.34)         .02          .46         (.02)         .08
                                                            --------     --------     --------     --------     --------
                   Total from investment operations .....        .12          .54          .98          .50          .61
                                                            --------     --------     --------     --------     --------
                   Less dividends and distributions:
                     Investment income -- net ...........       (.46)        (.52)        (.52)        (.52)        (.53)
                     Realized gain on investments -- net        (.22)          --           --           --           --
                     In excess of realized gain on
                     investments -- net .................         --         (.01)          --           --           --
                   Total dividends and distributions ....       (.68)        (.53)        (.52)        (.52)        (.53)
                                                            --------     --------     --------     --------     --------
                   Net asset value, end of year .........   $  10.60     $  11.16     $  11.15     $  10.69     $  10.71
                                                            ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ...        .99%        4.98%        9.39%        4.77%        5.97%
Return:*                                                    ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------
Ratios to          Expenses .............................       1.26%        1.20%        1.21%        1.21%        1.25%
Average                                                     ========     ========     ========     ========     ========
                   Investment income -- net .............       4.21%        4.66%        4.78%        4.85%        5.06%
Net Assets:                                                 ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands)   $113,869     $126,606     $137,485     $149,455     $164,020
Data:                                                       ========     ========     ========     ========     ========
                   Portfolio turnover ...................     120.46%       57.00%       54.02%       60.21%       57.17%
                                                            ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------

                  * Total investment returns exclude the effects of sales charges.

                        See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1999

                                                                                           Class C
                                                              -----------------------------------------------------------------
                                                                                                                       For the
                                                                                                                       Period
The following per share data and ratios have been derived                                                             Oct. 21,
from information provided in the financial statements.                    For the Year Ended July 31,                 1994+ to
                                                              ---------------------------------------------------     July 31,
Increase (Decrease) in Net Asset Value:                         1999          1998          1997          1996          1995
-------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of period ...   $   11.16     $   11.14     $   10.69     $   10.71     $   10.34
Operating                                                     ---------     ---------     ---------     ---------     ---------
Performance:       Investment income -- net ...............         .45           .51           .50           .51           .40
                   Realized and unrealized gain (loss) on
                   investments -- net .....................        (.34)          .03           .45          (.02)          .37
                                                              ---------     ---------     ---------     ---------     ---------
                   Total from investment operations .......         .11           .54           .95           .49           .77
                                                              ---------     ---------     ---------     ---------     ---------
                   Less dividends and distributions:
                     Investment income -- net .............        (.45)         (.51)         (.50)         (.51)         (.40)
                     Realized gain on investments -- net ..        (.22)           --            --            --            --
                     In excess of realized gain on
                     investments -- net ...................          --          (.01)           --            --            --
                                                              ---------     ---------     ---------     ---------     ---------
                   Total dividends and distributions ......        (.67)         (.52)         (.50)         (.51)         (.40)
                                                              ---------     ---------     ---------     ---------     ---------
                   Net asset value, end of period .........   $   10.60     $   11.16     $   11.14     $   10.69     $   10.71
                                                              =========     =========     =========     =========     =========
-------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share .....         .89%         4.96%         9.18%         4.66%         7.62%++
Return:**                                                     =========     =========     =========     =========     =========
-------------------------------------------------------------------------------------------------------------------------------
Ratios to          Expenses ...............................        1.36%         1.30%         1.31%         1.32%         1.39%*
Average                                                       =========     =========     =========     =========     =========
Net Assets:        Investment income -- net ...............        4.09%         4.56%         4.68%         4.76%         4.83%*
                                                              =========     =========     =========     =========     =========
-------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of period (in thousands)   $   9,585     $   7,252     $   5,088     $   4,179     $   1,337
Data:                                                         =========     =========     =========     =========     =========
                   Portfolio turnover .....................      120.46%        57.00%        54.02%        60.21%        57.17%
                                                              =========     =========     =========     =========     =========
-------------------------------------------------------------------------------------------------------------------------------

                  *     Annualized.
                  **    Total investment returns exclude the effects of sales
                        charges.
                  +     Commencement of operations.
                  ++    Aggregate total investment return.

                        See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1999

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                           Class D
                                                              -----------------------------------------------------------------
                                                                                                                       For the
                                                                                                                       Period
The following per share data and ratios have been derived                                                             Oct. 21,
from information provided in the financial statements.                           For the Year Ended July 31,          1994+ to
                                                              ---------------------------------------------------     July 31,
Increase (Decrease) in Net Asset Value:                         1999          1998          1997          1996          1995
-------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of period ...   $   11.17     $   11.15     $   10.70     $   10.71     $   10.34
Operating                                                     ---------     ---------     ---------     ---------     ---------
Performance:       Investment income -- net ...............         .51           .57           .56           .57           .44
                   Realized and unrealized gain (loss) on
                   investments -- net .....................        (.35)          .03           .45          (.01)          .37
                                                              ---------     ---------     ---------     ---------     ---------
                   Total from investment operations .......         .16           .60          1.01           .56           .81
                                                              ---------     ---------     ---------     ---------     ---------
                   Less dividends and distributions:
                     Investment income -- net .............        (.51)         (.57)         (.56)         (.57)         (.44)
                     Realized gain on investments -- net ..        (.22)           --            --            --            --
                     In excess of realized gain on
                     investments -- net ...................          --          (.01)           --            --            --
                                                              ---------     ---------     ---------     ---------     ---------
                   Total dividends and distributions ......        (.73)         (.58)         (.56)         (.57)         (.44)
                                                              ---------     ---------     ---------     ---------     ---------
                   Net asset value, end of period .........   $   10.60     $   11.17     $   11.15     $   10.70     $   10.71
                                                              =========     =========     =========     =========     =========
-------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share .....        1.31%         5.50%         9.73%         5.31%         8.05%++
Return:**                                                     =========     =========     =========     =========     =========
-------------------------------------------------------------------------------------------------------------------------------
Ratios to          Expenses ...............................         .85%          .79%          .80%          .80%          .86%*
Average                                                       =========     =========     =========     =========     =========
Net Assets:        Investment income -- net ...............        4.60%         5.07%         5.19%         5.27%         5.45%*
                                                              =========     =========     =========     =========     =========
-------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of period (in thousands)   $   9,821     $   7,468     $   4,625     $   3,652     $   2,390
Data:                                                         =========     =========     =========     =========     =========
                   Portfolio turnover .....................      120.46%        57.00%        54.02%        60.21%        57.17%
                                                              =========     =========     =========     =========     =========
-------------------------------------------------------------------------------------------------------------------------------

                  *     Annualized.
                  **    Total investment returns exclude the effects of sales
                        charges.
                  +     Commencement of operations.
                  ++    Aggregate total investment return.

                        See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch New Jersey Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

realized capital gains are due primarily to differing tax treatments for financial futures transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                       Account      Distribution
                                                   Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class B ...........................................      .25%           .25%
Class C ...........................................      .25%           .35%
Class D ...........................................      .10%            --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                             MLFD         MLPF&S
--------------------------------------------------------------------------------
Class A ...........................................         $  248       $ 3,939
Class D ...........................................         $1,517       $62,359
--------------------------------------------------------------------------------

For the year ended July 31, 1999, MLPF&S received contingent deferred sales charges of $172,067 and $4,477 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1999 were $202,770,216 and $203,178,279, respectively.

Net realized gains for the year ended July 31, 1999 and net unrealized gains as of July 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                       Realized       Unrealized
                                                         Gains          Gains
--------------------------------------------------------------------------------
Long-term investments                                 $ 5,009,838     $   40,513
Financial futures contracts                               231,596        262,500
                                                      -----------     ----------
Total                                                 $ 5,241,434     $  303,013
                                                      ===========     ==========
--------------------------------------------------------------------------------

As of July 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $10,627, of which $3,699,114 related to appreciated securities and $3,688,487 related to depreciated securities. The aggregate cost of investments at July 31, 1999 for Federal income tax purposes was $167,593,036.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $1,135,156 and $12,838,456

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1999

for the years ended July 31, 1999 and July 31, 1998, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 1999                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..............................           240,370        $ 2,645,122
Shares issued to share-
holders in reinvestment of
dividends and distributions ..............           101,677          1,125,507
                                                 -----------        -----------
Total issued .............................           342,047          3,770,629
Shares redeemed ..........................          (384,364)        (4,235,146)
                                                 -----------        -----------
Net decrease .............................           (42,317)       $  (464,517)
                                                 ===========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 1998                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..............................           381,222        $ 4,240,657
Shares issued to share-
holders in reinvestment of
dividends and distributions ..............           100,156          1,114,966
                                                 -----------        -----------
Total issued .............................           481,378          5,355,623
Shares redeemed ..........................        (1,093,270)       (12,202,101)
                                                 -----------        -----------
Net decrease .............................          (611,892)       $(6,846,478)
                                                 ===========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 1999                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..............................         2,027,650        $22,635,018
Shares issued to share-
holders in reinvestment of
dividends and distributions ..............           363,509          4,025,694
                                                 -----------        -----------
Total issued .............................         2,391,159         26,660,712
                                                 -----------        -----------
Automatic conversion
of shares ................................           (28,941)          (319,927)
Shares redeemed ..........................        (2,961,623)       (32,803,526)
                                                 -----------        -----------
Net decrease .............................          (599,405)       $(6,462,741)
                                                 ===========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 1998                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,689,073       $18,826,264
Shares issued to share-
holders in reinvestment of
dividends and distributions ..............           287,713         3,202,655
                                                 -----------       -----------
Total issued .............................         1,976,786        22,028,919
Automatic conversion
of shares ................................           (34,629)         (384,276)
Shares redeemed ..........................        (2,934,034)      (32,654,647)
                                                 -----------       -----------
Net decrease .............................          (991,877)      $(11,010,004)
                                                 ===========       ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 1999                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..............................           501,480        $ 5,578,896
Shares issued to share-
holders in reinvestment of
dividends and distributions ..............            35,070            387,666
                                                 -----------        -----------
Total issued .............................           536,550          5,966,562
Shares redeemed ..........................          (281,832)        (3,090,534)
                                                 -----------        -----------
Net increase .............................           254,718        $ 2,876,028
                                                 ===========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 1998                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..............................           379,219        $ 4,239,001
Shares issued to share-
holders in reinvestment of
dividends and distributions ..............            17,631            196,384
                                                 -----------        -----------
Total issued .............................           396,850          4,435,385
Shares redeemed ..........................          (203,523)        (2,261,041)
                                                 -----------        -----------
Net increase .............................           193,327        $ 2,174,344
                                                 ===========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 1999                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..............................           342,639        $ 3,854,415
Automatic conversion of
shares ...................................            28,924            319,927
Shares issued to share-
holders in reinvestment of
dividends and distributions ..............            28,371            313,589
                                                 -----------        -----------
Total issued .............................           399,934          4,487,931
Shares redeemed ..........................          (142,577)        (1,571,857)
                                                 -----------        -----------
Net increase .............................           257,357        $ 2,916,074
                                                 ===========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 1998                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..............................           601,822        $ 6,735,516
Automatic conversion of
shares ...................................            34,617            384,276
Shares issued to share-
holders in reinvestment of
dividends and distributions ..............            13,765            153,429
                                                 -----------        -----------
Total issued .............................           650,204          7,273,221
Shares redeemed ..........................          (396,206)        (4,429,539)
                                                 -----------        -----------
Net increase .............................           253,998        $ 2,843,682
                                                 ===========        ===========
--------------------------------------------------------------------------------

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1999

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch New Jersey Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch New Jersey Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch New Jersey Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
September 8, 1999

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch New Jersey Municipal Bond Fund during its taxable year ended July 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the capital gains distributions paid by the Fund during the year:

--------------------------------------------------------------------------------
Record                  Payable             Ordinary                 Long-Term
Date                     Date                Income                Capital Gains
--------------------------------------------------------------------------------
12/21/98               12/31/98             $.110202                 $.107595*
--------------------------------------------------------------------------------

*     The entire distribution is subject to the 20% tax rate.

      Please retain this information for your records.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 1999

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch New Jersey
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                        #11298 -- 7/99

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